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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.                )

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
ADVANCED MAGNETICS, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transactions applies:
	(2)	Aggregate number of securities to which transactions applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials:
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

ADVANCED MAGNETICS, INC.
61 Mooney Street
Cambridge, Massachusetts 02138

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On February 3, 2004

        The Annual Meeting of Stockholders of Advanced Magnetics, Inc. will be held at our offices at 61 Mooney Street, Cambridge, Massachusetts 02138 on Tuesday, February 3, 2004 at 10:00 a.m., local time, to consider and act upon the following matters:

1.
To elect seven members of the Board of Directors to serve until the next annual meeting and until their successors have been elected and qualified; and

2.
To transact such other business as may properly come before the meeting or any adjournment thereof.

        Only stockholders of record at the close of business on December 9, 2003 are entitled to notice of, and will be entitled to vote at, the Annual Meeting or any adjournment thereof. A list of the stockholders of record entitled to vote will be available for inspection at our principal offices for ten days prior to the Annual Meeting. Our stock transfer books will remain open between the record date and the date of the Annual Meeting.

                      By Order of the Board of Directors

                      MARLENE KAPLAN GOLDSTEIN,

                      Secretary

Cambridge, Massachusetts
December 19, 2003

        WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES. IF YOUR SHARES ARE HELD IN A BANK OR BROKERAGE ACCOUNT, YOU MAY BE ELIGIBLE TO VOTE ELECTRONICALLY OR BY TELEPHONE. PLEASE REFER TO THE ENCLOSED FORM FOR INSTRUCTIONS.

ADVANCED MAGNETICS, INC.
61 Mooney Street
Cambridge, Massachusetts 02138

PROXY STATEMENT

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

To Be Held On February 3, 2004

THE ANNUAL MEETING

        Our Board of Directors is soliciting proxies for use at the Annual Meeting of Stockholders to be held at our offices at 61 Mooney Street, Cambridge, Massachusetts 02138, on Tuesday, February 3, 2004 and at any adjournment of the Annual Meeting. This proxy statement explains the agenda, voting information and procedures. Please read it carefully.

        At the Annual Meeting, a proposal to elect Messrs. Sheldon L. Bloch, Jerome Goldstein and Mark Skaletsky and Drs. Michael D. Loberg, Edward B. Roberts, Theodore I. Steinman and George M. Whitesides as directors will be subject to a vote of stockholders.

        In this proxy statement, references to "the Company," "Advanced Magnetics," "we," "us," or "our" mean Advanced Magnetics, Inc.

WHO IS ENTITLED TO ATTEND AND VOTE AT THE ANNUAL MEETING?

        December 9, 2003 was the record date for the determination of stockholders entitled to attend and vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of common stock held by such stockholder on the record date.

WHAT MATERIALS SHOULD I BE RECEIVING IN CONNECTION WITH THE MEETING?

        Our Annual Report, including audited financial statements for the fiscal year ended September 30, 2003, is being mailed to you along with this proxy statement. This proxy statement and accompanying form of proxy will first be mailed to stockholders on or about December 19, 2003.

        In order to reduce printing and postage costs, ADP Investor Communication Services has undertaken an effort to deliver only one Annual Report and one proxy statement to multiple stockholders sharing an address. This delivery method, called "householding," is not being used, however, if ADP has received contrary instructions from one or more of the stockholders sharing an address. If your household has received only one Annual Report and one proxy statement, Advanced Magnetics will deliver promptly a separate copy of the Annual Report and the proxy statement to any stockholder who sends a written request to Investor Relations, Advanced Magnetics, Inc., 61 Mooney Street, Cambridge, MA 02138-1038 or calls the Investor Relations Department at (617) 497-2070 and requests a separate copy. You may also notify ADP that you would like to receive separate copies of Advanced Magnetics' Annual Report and proxy statement in the future by writing or calling your bank or broker. Even if your household has received only one Annual Report and one proxy statement, a separate proxy card should have been provided for each stockholder account. Each proxy card should be signed, dated, and returned in the enclosed self-addressed envelope. If your household has received multiple copies of Advanced Magnetics' Annual Report and proxy statement, you may request the delivery of single copies in the future by completing the enclosed consent, if applicable, or writing or calling ADP directly.

WHAT CONSTITUTES A QUORUM AT THE MEETING?

        The representation in person or by proxy of at least a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business. As of the record date, there were 7,775,095 shares of our common stock outstanding. For purposes of determining whether a quorum exists, votes withheld from any nominee, abstentions and broker "non-votes" (described below) are counted as present or represented.

HOW DO I VOTE BY PROXY?

        Your vote is very important to us. Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign and date the enclosed proxy card and return it in the envelope provided. No postage is required if your proxy card is mailed in the United States.

        Where you have specified a choice on the accompanying proxy card with respect to the proposals, your shares will be voted in accordance with your specifications. If you sign the proxy card but do not make specific choices, your shares will be voted in favor of the proposals.

        If any other matter should be presented at the Annual Meeting upon which a vote properly may be taken, your shares will be voted in accordance with the judgment of the persons named in your proxy. At present, the Board of Directors knows of no other matters to be presented at the Annual Meeting.

WHAT IF I GET MORE THAN ONE PROXY CARD?

        This means that you have more than one account at the transfer agent and/or with a broker. Please sign and return all proxy cards to be sure that all of your shares are voted.

CAN I VOTE BY TELEPHONE OR ELECTRONICALLY?

        A large number of banks and brokerage firms are participating in the ADP Investor Communication Services online program. This program provides eligible stockholders the opportunity to vote via the Internet or by telephone. If your bank or brokerage firm is participating in ADP's program, your voting form will provide instructions. If your voting form does not reference Internet or telephone information, please complete and return the paper proxy card in the self-addressed, postage-paid envelope provided.

HOW DO I VOTE IF MY SHARES ARE HELD BY MY BROKER?

        If your shares are held by your broker in "street name," you will need to instruct your broker how to vote your shares in the manner provided by your broker. Your broker may also offer electronic or telephonic voting, as described above.

WHAT DISCRETION DOES MY BROKER HAVE TO VOTE MY SHARES HELD IN "STREET NAME"?

        Most brokers would be permitted to vote your shares with respect to the election of directors even if they do not receive instructions from you in a timely manner, so long as they hold your shares in their name and have requested your instructions. There are, however, certain matters with respect to which brokers do not have such discretionary authority. A broker "non-vote" occurs when a broker holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because it did not have discretionary authority to do so and did not receive specific voting instructions from the beneficial owner. Such "non-votes" will be counted in determining whether there is a quorum.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

        Yes. You may change your vote at any time before the proxy is exercised by delivery of written notice to the Secretary of the Company "revoking" your earlier vote, submitting to our transfer agent a properly completed and signed proxy card with a later date or voting in person at the Annual Meeting.

HOW DO I VOTE IN PERSON?

        If you plan to attend the Annual Meeting and vote in person, we will give you a ballot or a new proxy card when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on December 9, 2003, the record date for voting.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

        For the election of directors.    Directors are elected by a plurality of the votes cast by stockholders entitled to vote at the Annual Meeting. If you do not vote for a particular nominee, or you withhold authority for one or all nominees, your vote will not count either "for" or "against" the nominee, although it will be counted for purposes of determining whether there is a quorum.

        For other matters.    The affirmative vote of the holders of a majority of the shares of common stock present or represented, and voting, at the Annual Meeting is required for approval of all other matters, if any, to be submitted to stockholders at the Annual Meeting. Abstentions and broker "non-votes" are not considered to have been voted on any matter and have the practical effect of reducing the number of affirmative votes required to achieve a majority for such matter. At present, the Board of Directors knows of no other matters to be presented for stockholder action at the Annual Meeting.

HOW IS THE COMPANY SOLICITING PROXIES AND COUNTING VOTES?

        We will bear all costs of solicitation of proxies. In addition, we have retained Georgeson Shareholder to act as a proxy solicitor in connection with the Annual Meeting. We have agreed to pay approximately $1,500 to Georgeson Shareholder for proxy solicitation services. In addition to solicitations by mail, our directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone and personal interviews. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their out-of-pocket expenses in connection with this.

        Votes will be tabulated by American Stock Transfer and Trust Company as Transfer Agent/Registrar of the Company.

WHAT IS THE DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS?

        If you wish to submit proposals to be included in our fiscal year 2004 proxy statement, we must receive such proposals at our principal executive offices not later than August 21, 2004. Proposals must satisfy the procedures set forth in Rule 14a-8 under the Securities Exchange Act of 1934. The deadline for providing us with timely notice of matters that you otherwise desire to introduce at our next annual meeting of stockholders is November 4, 2004. Under the rules of the Securities and Exchange Commission, the persons chosen by us to serve as proxies will be permitted to exercise their discretionary voting authority to direct the voting of proxies on any matter submitted for a vote at the next annual meeting of stockholders if notice concerning proposal of such matter was not received on or prior to November 4, 2004. In order to curtail any controversy as to the date on which a proposal was received by us, we suggest that you submit your proposals by registered mail, return receipt requested.

STOCK OWNERSHIP

HOW MUCH STOCK DO THE COMPANY'S DIRECTORS, EXECUTIVE OFFICERS AND PRINCIPAL STOCKHOLDERS OWN?

        The following table sets forth information regarding the beneficial ownership of our common stock by certain individuals and entities. In general, "beneficial ownership" includes those shares a person or entity has the power to vote or transfer, and stock options that are exercisable currently or within 60 days. As of December 9, 2003 (the "Record Date"), there were 7,775,095 shares of our common stock outstanding. The following table shows the amount of our common stock beneficially owned as of the Record Date by:

  •
  each person known by us to own beneficially more than 5% of our common stock;

  •
  each director;

  •
  the chief executive officer and each of our three other most highly compensated executive officers, as of September 30, 2003, whose annual compensation exceeded $100,000 (together with the chief executive officer, referred to herein as Named Executive Officers); and

  •
  all directors and executive officers as a group.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Common Stock Outstanding
BVF Partners L.P.(2) 227 West Monroe Street, Suite 4800 Chicago, Illinois 60606	1,438,333	18.5%
Jerome Goldstein(3)(4)(5)	610,844	7.8%
Marlene Kaplan Goldstein(3)(4)(6)	587,037	7.6%
Leslie Goldstein(7)	488,112	6.2%
Dimensional Fund Advisors, Inc.(8) 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401	434,800	5.6%
George M. Whitesides(9)	126,750	1.6%
Edward B. Roberts, Ph.D.(10)	111,181	1.4%
Michael D. Loberg, Ph.D.(11)	64,250	*
Sheldon L. Bloch(12)	47,450	*
Mark C. Roessel(13)	37,299	*
Paula M. Jacobs, Ph.D.(14)	31,604	*
Jerome M. Lewis, Ph.D.(15)	28,339	*
Mark Skaletsky(16)	3,000	*
Theodore I. Steinman, MD(17)	3,000	*
All directors and executive officers as a group (12 persons)(18)	1,121,987	13.8%

*
Less than 1%.

(1)
Unless otherwise indicated, each stockholder referred to above has sole voting and investment power with respect to the shares listed and the address of each stockholder is: c/o Advanced Magnetics, Inc., 61 Mooney Street, Cambridge, Massachusetts 02138.

(2)
Based solely upon a Form 4 filed with the Securities and Exchange Commission on August 15, 2003. BVF Partners L.P. and BVF Inc., an investment advisor to and general partner of BVF Partners L.P., are the beneficial owners of 1,438,333 shares. BVF Partners L.P. is the general partner of Biotechnology Value Fund, L.P. and Biotechnology Value Fund II, L.P., both investment limited partnerships. BVF Partners L.P. is also the manager of BVF Investments L.L.C. Mark N. Lampert is the sole shareholder and sole director of BVF, Inc., and is an officer of BVF, Inc.

(3)
Jerome Goldstein and Marlene Kaplan Goldstein are husband and wife, and each disclaims control or beneficial ownership of shares held by the other.

(4)
Includes 45,400 shares held by the Kaplan Goldstein Family Foundation, a charitable foundation whose trustees are Jerome Goldstein, Marlene Kaplan Goldstein and their two adult children.

(5)
Includes 42,422 shares issuable to Jerome Goldstein pursuant to options exercisable within 60 days of the Record Date. Does not include 541,637 shares held by Mr. Goldstein's spouse.

(6)
Does not include 523,022 shares held directly by Ms. Goldstein's spouse and 42,422 shares issuable to Ms. Goldstein's spouse within 60 days of the Record Date.

(7)
Based solely upon a Schedule 13G/A filed with the Securities and Exchange Commission on November 5, 2003. Leslie Goldstein is deemed to have beneficial ownership of 488,112 shares, including 200,000 shares held by The Leslie Goldstein and Roslyn Goldstein Foundation of which Leslie Goldstein is a co-trustee and 188,112 shares owned by clients of Ingalls & Snyder, LLC, a registered broker-dealer, over which Leslie Goldstein has discretionary investment authority.

(8)
Based solely upon a Schedule 13G/A filed with the Securities and Exchange Commission on February 11, 2003. Dimensional Fund Advisors Inc., an investment advisor registered under the Investment Advisers Act of 1940, is deemed to have beneficial ownership of 434,800 shares as of December 31, 2002, all of which shares are held by investment companies to which it furnishes investment advice and certain other investment vehicles for which it serves as investment manager. Dimensional Fund Advisors Inc. disclaims beneficial ownership of all such shares.

(9)
Includes 59,250 shares issuable to Dr. Whitesides pursuant to options exercisable within 60 days of the Record Date.

(10)
Includes 15,500 shares jointly owned with Dr. Roberts' spouse and 59,250 shares issuable to Dr. Roberts pursuant to options exercisable within 60 days of the Record Date.

(11)
Includes 54,250 shares issuable to Dr. Loberg pursuant to options exercisable within 60 days of the Record Date.

(12)
Comprised of 13,000 shares jointly owned with Mr. Bloch's spouse, 600 shares jointly owned with Mr. Bloch's daughter, 600 shares jointly owned with Mr. Bloch's son and 33,250 shares issuable to Mr. Bloch pursuant to options exercisable within 60 days of the Record Date.

(13)
Comprised of 10,299 shares jointly owned with Mr. Roessel's spouse and 27,000 shares issuable to Mr. Roessel pursuant to options exercisable within 60 days of the Record Date.

(14)
Includes 24,375 shares issuable to Dr. Jacobs pursuant to options exercisable within 60 days of the Record Date.

(15)
Comprised of 5,714 shares jointly owned with Dr. Lewis' spouse and 22,625 shares issuable to Dr. Lewis pursuant to options exercisable within 60 days of the Record Date.

(16)
Comprised of 3,000 shares issuable to Mr. Skaletsky pursuant to options exercisable within 60 days of the Record Date.

(17)
Comprised of 3,000 shares issuable to Dr. Steinman pursuant to options exercisable within 60 days of the Record Date.

(18)
Includes 45,400 shares held in family or charitable trusts, 50,318 shares owned jointly with spouses, parents or children of directors and officers, and 372,797 shares issuable pursuant to options exercisable within 60 days of the Record Date.

PROPOSAL I: ELECTION OF DIRECTORS

        You are being asked to vote for seven directors at this Annual Meeting. The persons named in the enclosed proxy will vote to elect as directors the seven nominees named below, all of whom are now directors of the Company, unless you withhold authority to vote for the election of any or all of the directors by marking the proxy to that effect.

        Each director will be elected to hold office until the next annual meeting of stockholders and until his successor is elected and qualified, or until his earlier death, resignation or removal. Each of the nominees has indicated his willingness to serve, if elected, but if a nominee should be unable to serve, the proxies may be voted for a substitute nominee designated by us.

        Set forth below are the name and age of each nominee and the positions and offices held by him, his principal occupation and business experience during the past five years and the year of the commencement of his term as a director of the Company.

        Sheldon L. Bloch, age 65, has been a director since April 2001. Mr. Bloch was President and Chief Executive Officer of CompuCyte Corporation from 1991 to November 2001. He also served as President and Chief Operating Officer of Enzo Diagnostics from 1988 to 1990. Prior to that, he served for over ten years as Senior Vice President, Marketing & Business Development in the Clinical Assay Division of Baxter-Travenol. He was also a co-founder of Matritech, Inc.

        Jerome Goldstein, age 64, has been a director since 1981. Mr. Goldstein is a founder of the Company and has been Chairman of the Board of Directors, Chief Executive Officer and Treasurer since the Company's incorporation in November 1981. He also served as our President from the Company's incorporation until June 1997 and was re-elected President in February 2001.

        Michael D. Loberg, Ph.D., age 56, has been a director since 1997. Dr. Loberg has been Chief Executive Officer and a member of the board of directors of NitroMed, Inc. since September 1997 and has served as President of NitroMed, Inc. since September 2003. Prior to that, he served for twenty years in various senior management positions at Bristol-Myers Squibb, including President of Squibb Diagnostics, President of BMS Northern Europe and President of BMS Specialty Pharmaceuticals.

        Edward B. Roberts, Ph.D., age 68, has been a director since 1981. Dr. Roberts has been a Professor at the Sloan School of Management at the Massachusetts Institute of Technology since 1961. He was a co-founder and the Chairman of Pugh-Roberts Associates, Inc., a management consulting firm that is now a division of PA Consulting Group, Inc. He also was a co-founder and general partner of Zero Stage Capital Management, L.P., a venture capital limited partnership. Dr. Roberts is a director of Sohu.com, Inc., Pegasystems Inc. and Medical Information Technology, Inc.

        Mark Skaletsky, age 55, has been a director since November 2003. Mr. Skaletsky has been President, Chairman and Chief Executive Officer of Trine Pharmaceuticals, Inc. (f/k/a Essential Therapeutics, Inc.) since 2001. In May 2003, Essential Therapeutics, Inc. filed a Chapter 11 bankruptcy petition which was favorably resolved in October 2003. From 1993 to 2000, Mr. Skaletsky was the President and Chief Executive Officer of GelTex Pharmaceuticals, Inc. Prior to that, he served as Chairman and Chief Executive Officer of Enzytech, Inc. and as President and Chief Operating Officer of Biogen, Inc. Mr. Skaletsky serves on the Board of Directors of Isis Pharmaceuticals, Inc., ImmunoGen, Inc. and Paradigm Genetics, Inc. and is a member of the Board of Trustees of Bentley College and also serves on the Board of Directors and is the former Chairman of the Biotechnology Industry Organization (BIO).

        Theodore I. Steinman, MD, age 65, has been a director since November 2003. Dr. Steinman is a Senior Physician, Division of Nephrology, Beth Israel Deaconess Medical Center and Brigham and Womens Hospital and has been a Professor of Medicine at Harvard Medical School since 1993. He is a past President of the National Kidney Foundation of Massachusetts, a member of the Medical Advisory Board of the Kidney Disease Outcomes Initiative (K/DOQI) of the National Kidney Foundation, a member of the Board of Directors of the National Kidney Foundation, a member of the National Institutes of Health, NIDDK, DKUHD, National Kidney Disease Education Program Steering Committee, a past President of the Renal Physician's Association and past Chairman of the Scientific Advisory Committee of the Polycystic Kidney Foundation.

        George M. Whitesides, Ph.D., age 64, has been a director since 1981. Dr. Whitesides has been a Professor of Chemistry at Harvard University since July 1982. He is a former director of Dexter Corporation, a manufacturer of specialty material products, and Life Technologies, Inc., a supplier of products used in life sciences research and the commercial manufacture of genetically engineered products. Dr. Whitesides is currently a director of several private companies.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE "FOR" THE NOMINEES LISTED ABOVE

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

THE BOARD OF DIRECTORS

HOW OFTEN DID THE BOARD MEET IN FISCAL YEAR 2003 AND HOW MANY OF THE DIRECTORS ARE INDEPENDENT?

        The Board of Directors met six times during the fiscal year ended September 30, 2003 and took action by written consent two times. With the exceptions of Mr. Skaletsky and Dr. Steinman, who did not serve as directors of the Company during the fiscal year ended 2003, each director attended at least 75% of the meetings of the Board and of the committees of the Board on which he served. Other than Mr. Goldstein, each director is "independent" as defined in the listing standards of the American Stock Exchange. In addition, no director, other than Mr. Goldstein, (i) is a former executive of the Company or any of its affiliates; (ii) is a relative of a current employee of the Company or any of its affiliates; (iii) is a relative of a former executive of the Company or any of its affiliates; (iv) has provided professional services to the Company or any of its affiliates or to its officers, either currently or within the past year; (v) has any transactional relationship with the Company or any of its affiliates (other than solely in his capacity as a director, including stock option compensation); (vi) has an "interlocking relationship," as defined by the Securities and Exchange Commission, with any members of the Board of Directors of the Company; (vii) is a founder of the Company but not currently an employee; (viii) is employed by a significant customer or supplier; (ix) is a trustee, director or employee of a charitable or non-profit organization that received grants or endowments from the Company or any of its affiliates or (x) has been the subject of an attestation by the Board of Directors that he is not independent.

WHAT COMMITTEES HAS THE BOARD ESTABLISHED?

        Under our by-laws, the Board of Directors may designate committees composed of members of the Board to exercise the power and authority of the Board in the management of the business and affairs of the Company, subject to limitations imposed by law. The Board of Directors has a standing Audit Committee, as that term is defined in Section 3(a)(58)(A) of the Securities Exchange Act of 1934, composed of Sheldon L. Bloch, Michael D. Loberg and Edward B. Roberts, each of whom is "independent" as defined in the listing standards of the American Stock Exchange and the rules of the Securities and Exchange Commission. The Board of Directors has determined that each of Mr. Bloch, Dr. Loberg and Dr. Roberts qualifies as an audit committee "financial expert" as defined by the Securities and Exchange Commission. The Audit Committee evaluates and selects our independent auditors, reviews the audited financial statements and discusses the adequacy of our internal controls and procedures with management and the auditors. The committee also supervises the relationship between the Company and its outside auditors, reviews the scope of both audit and non-audit services and related fees, and determines the independence of the outside auditors. The Audit Committee conducted seven formal meetings during the fiscal year ended September 30, 2003 and took action by written consent one time. In accordance with the rules and regulations of the Securities and Exchange Commission and the American Stock Exchange, the Audit Committee Report can be found on page 17.

        In November 2003, the Board of Directors established a "Qualified Legal Compliance Committee" within the meaning of the rules of the Securities and Exchange Commission that is responsible for the receipt, retention and consideration of reports from the Company's legal counsel of material violations of law by the Company's directors, officers, employees or agents. The committee is composed of Mr. Bloch, Dr. Loberg, Dr. Roberts and Dr. Whitesides.

        The Board of Directors does not have standing nomination or compensation committees or committees performing similar functions.

HOW ARE THE COMPANY'S DIRECTORS COMPENSATED?

        During the fiscal year ended September 30, 2003, directors received no cash compensation for their service as directors, except for reimbursement of expenses incurred in connection with attending meetings. In light of the regulatory environment and additional responsibilities imposed on Board members, the Board of Directors approved cash compensation to the non-employee members of the Board for each member's service during fiscal year 2004 as follows: (i) a retainer of $2,000 per quarter for service as a director; (ii) a fee of $1,000 for participation in each committee meeting; and (iii) an additional fee of $1,000 annually for service as the Chairman of the Audit Committee.

        On November 4, 2003, each non-employee member of the Board of Directors was granted an immediately exercisable option to purchase 8,000 shares of our common stock under the terms of our 2000 Stock Plan. The non-employee directors will also receive an immediately exercisable option to purchase 8,000 shares of common stock on the first Tuesday in November of 2004, 2005 and 2006, provided that sufficient shares remain under the 2000 Stock Plan for such grants. The exercise price of such options granted under the 2000 Stock Plan is the fair market value of our common stock on the date the option was granted (subject to adjustment for any dividend, stock split or other relevant change in our capitalization). On November 17, 2003, the date of their appointment to the Board of Directors, each of Mr. Skaletsky and Dr. Steinman was granted an option to purchase 15,000 shares of common stock under the terms of our 2000 Stock Plan, 3,000 of which were exercisable immediately with the remainder exercisable in four equal installments on each of the first four anniversaries of the date of appointment to the Board of Directors.

        Under the terms of our 1992 Director Plan, (i) each person who was a member of our Board of Directors on November 5, 1991 and who was not an employee or an officer of the Company was automatically granted on each of November 5, 1991 and November 5, 1996 an option to purchase 5,000 shares of our common stock and (ii) each person who became a member of the Board of Directors after November 5, 1991 and who was not an employee or an officer of the Company was automatically granted an option to purchase 5,000 shares of our common stock as of the date of such person's election to the Board of Directors and received an option to purchase an additional 5,000 shares on each successive fifth anniversary of such date if he or she was then a member of the Board of Directors. No grants may be made under the 1992 Director Plan after November 4, 2001. The exercise price of options granted under the 1992 Director Plan is the fair market value of our common stock on the date the option was granted (subject to adjustment for any dividend, stock split or other relevant change in our capitalization). Each option granted under the 1992 Director Plan first becomes exercisable with respect to 20% of the shares subject to such option on the day preceding each annual anniversary of the date of grant, until the option is exercisable with respect to all of the shares subject thereto; provided that the vesting of options on each annual vesting date is conditioned, with limited exceptions, upon the optionee having continuously served as a member of the Board of Directors through such date.

        Under the terms of our 1993 Director Plan, (i) each person who was a member of our Board of Directors on November 10, 1992 and who was not an employee or an officer of the Company was automatically granted on each of November 10, 1992 and November 10, 1998 an option to purchase 5,000 shares of our common stock and (ii) each person who became a member of the Board of Directors after November 10, 1992 and who was not an employee or an officer of the Company was automatically granted an option to purchase 5,000 shares of our common stock as of the date of such person's election to the Board of Directors and received an option to purchase an additional 5,000 shares on each successive sixth anniversary of such date if he or she was then a member of the Board of Directors. No grants may be made under the 1993 Director Plan after November 10, 2002. The exercise price of options granted under the 1993 Director Plan is the fair market value of our common stock on the date the option was granted (subject to adjustment for any dividend, stock split or other relevant change in our capitalization). Each option granted under the 1993 Director Plan first becomes exercisable with respect to 20% of the shares subject to such option on the day preceding each annual anniversary of the date of grant, until the option is exercisable with respect to all of the shares subject thereto; provided that the vesting of options on each annual vesting date is conditioned, with limited exceptions, upon the optionee having continuously served as a member of the Board of Directors through such date.

        Directors are also eligible for additional option grants under the terms of our 2000 Stock Plan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and holders of more than 10% of our common stock, referred to herein as Reporting Persons, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock. Such persons are required by regulations of the Securities and Exchange Commission to furnish us with copies of all such filings. Based on our review of the copies of such filings received by us with respect to the fiscal year ended September 30, 2003, and written representations from certain of our directors and executive officers, we believe that all Reporting Persons complied with all Section 16(a) filing requirements for the fiscal year ended September 30, 2003.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        During fiscal year 2003, we paid approximately $42,438 to Ingalls & Snyder LLC as trading commissions on our marketable securities. Leslie Goldstein, a stockholder and former member of our Board of Directors and the brother of Jerome Goldstein, our President, Chairman of the Board and CEO, is employed by Ingalls & Snyder LLC as an investment analyst and advisor. Rachel Konforty, the daughter of Jerome Goldstein, is employed by us as general counsel and Lisa Gordon, also the daughter of Jerome Goldstein, is employed by us as Director of Business Development and Investor Relations. Ms. Konforty and Ms. Gordon are currently being paid an annual salary of $110,000 and $133,900, respectively, and are eligible for employee benefits plans and programs available generally to all salaried employees, including option grants. Marlene Kaplan Goldstein, wife of Jerome Goldstein and a co-founder of the Company, served part-time as our general counsel through October 11, 2002, when she resigned. Ms. Goldstein remains Secretary of the Company. We made salary payments to Ms. Goldstein of approximately $5,000 during fiscal year 2003. Until her resignation, Ms. Goldstein was eligible for employee benefits plans and programs available generally to all salaried employees. During 1991, a split-dollar life insurance policy on the lives of Jerome Goldstein, our CEO, and his wife Marlene Goldstein was established with a trust for the benefit of the family members of our CEO and his spouse as beneficiary. The intent of the policy was to provide liquidity to the estates of the CEO and his spouse, whose primary assets at the time were holdings of common stock in the Company, which represented approximately 24% of the shares outstanding at the time, so that the trust would not be forced to sell shares, potentially creating downward pressure on the share price. We paid the premiums related to the life insurance policy, excluding the pure term life protection portion of the premiums, which was paid by the trust. In September 2003, we decided to terminate the policy, whose cash surrender value at the time was $1,004,137. In October 2003 we received $761,747 of this amount as a reimbursement for the premiums we paid and the remainder was remitted to the trust.

LIMITATION OF LIABILITY AND INDEMNIFICATION

        Our certificate of incorporation provides that we shall indemnify our directors and officers to the fullest extent that Delaware law permits. Delaware law permits a corporation to indemnify any director, officer, employee or agent made or threatened to be made a party to any pending or completed proceeding if the person acted in good faith and in a manner that the person reasonably believed to be in the best interests of the corporation and, with respect to any criminal proceeding, had no reasonable cause to believe that his or her conduct was unlawful.

        Our certificate of incorporation limits the liability of our directors to the fullest extent permitted by Delaware law. Delaware law provides that directors will not be personally liable for monetary damages for breach of their fiduciary duties as directors, except liability for:

  •
  any breach of their duty of loyalty to the corporation or its stockholders;

  •
  acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

  •
  unlawful payments of dividends or unlawful stock repurchases or redemptions; or

  •
  any transaction from which the director derived an improper personal benefit.

        This provision has no effect on any non-monetary remedies that may be available to us or our stockholders, nor does it relieve us or our officers or directors from compliance with federal or state securities laws.

        Certain of our directors are parties to indemnification agreements that provide specific contractual assurance that the indemnification protection promised by certificate of incorporation and by-laws will be available.

        Our certificate of incorporation also permits us to purchase and maintain insurance on behalf of our directors and officers for any liability arising out of their actions in that capacity, regardless of whether our certificate of incorporation would otherwise permit indemnification for that liability.

CODE OF ETHICS

        During fiscal year 2003, the Board of Directors adopted a Code of Ethics applicable to all employees and directors of the Company. The Code of Ethics is posted on the Investors page of our website at www.advancedmagnetics.com. Any amendments to or waivers of the Code of Ethics that apply to the Company's principal executive officer, principal financial officer or principal accounting officer and that relates to any element of the definition of the term "code of ethics," as that term is defined by the Securities and Exchange Commission, will be posted on our website at the address above.

EXECUTIVE OFFICERS

HOW WERE THE COMPANY'S EXECUTIVE OFFICERS COMPENSATED IN FISCAL YEAR 2003?

Summary of Executive Compensation

        The following table sets forth the annual and long-term compensation of each of the Named Executive Officers for each of the fiscal years ended September 30, 2003, 2002 and 2001:

SUMMARY COMPENSATION TABLE

Long-Term Compensation Awards(2)
Annual Compensation(1)
Name and Principal Position			Securities Underlying Options/SARs(#)	All Other Compensation($)
	Year	Salary($)
Jerome Goldstein Chairman of the Board of Directors, Chief Executive Officer, President and Treasurer	2003 2002 2001	299,445 286,638 273,386	25,000 0 20,000	2,000(3 2,000(3 2,000(3	) ) )
Mark C. Roessel Vice President of Regulatory Affairs	2003 2002 2001	157,568 141,110 134,412	10,000 4,000 19,000	2,000(3 2,000(3 2,000(3	) ) )
Paula M. Jacobs, Ph.D. Vice President-Development	2003 2002 2001	157,464 151,325 144,873	9,500 2,500 19,000	2,000(3 2,000(3 2,000(3	) ) )
Jerome M. Lewis, Ph.D. Vice President of Scientific Operations	2003 2002 2001	157,452 153,537 150,269	9,500 2,500 19,000	2,000(3 2,000(3 2,000(3	) ) )

(1)
Excludes perquisites and other personal benefits, the aggregate annual amount of which for each officer was less than the lesser of $50,000 or 10% of the total salary and bonus reported.

(2)
We did not grant any restricted stock awards or stock appreciation rights or make any long-term incentive plan payouts during the fiscal years ended September 30, 2003, 2002 and 2001.

(3)
Represents amount contributed for the benefit of such individual to our 401(k) plan.

401(k) Plan

        The Company has adopted a 401(k) Plan. Participants in our 401(k) plan may contribute a portion of their total annual compensation, not to exceed the specified statutory limit. The 401(k) plan permits, but does not require, us to make contributions to the 401(k) plan on behalf of our employees. Our current practice is to match every dollar of an employee's contributions up to the first 6% of an employee's compensation with a total maximum matching contribution of $2,000. All contributions to the 401(k) plan by or on behalf of employees are subject to the aggregate annual limits prescribed by the Internal Revenue Service.

Option Grants In The Last Fiscal Year

        The following table sets forth grants to the Named Executive Officers of stock options during the fiscal year ended September 30, 2003:

OPTION/SAR GRANTS IN LAST FISCAL YEAR(1)

	Individual Grants						Potential Realizable Value At Assumed Annual Rates of Stock Price Appreciation For Option Term (2)
	Number Of Securities Underlying Option/ SARs Granted (#)(1)		Percent Of Total Options/ SARs Granted To Employees in Fiscal Year
Name					Exercise Or Base Price ($/Sh)	Expiration Date
							5%($)	10%($)
Jerome Goldstein	25,000(3)		13.2%		5.65	11/21/07	88,831	225,116
Mark C. Roessel	7,000(4 3,000(4	) )	3.7 1.6	% %	5.14 8.42	11/21/12 8/12/13	22,627 15,885	57,342 40,257
Paula M. Jacobs, Ph.D.	7,000(4 2,500(4	) )	3.7 1.3	% %	5.14 8.42	11/21/12 8/12/13	22,627 13,238	57,342 33,548
Jerome M. Lewis, Ph.D.	7,000(4 2,500(4	) )	3.7 1.3	% %	5.14 8.42	11/21/12 8/12/13	22,627 13,238	57,342 33,548

(1)
No stock appreciation rights, referred to in the above table as SARs, were granted in the fiscal year ended September 30, 2003.

(2)
Amounts reported in these columns represent amounts that may be realized upon exercise of the options immediately prior to the expiration of their term assuming the specified compounded rates of appreciation (5% and 10%) on our common stock over the term of the options. These numbers are calculated based on rules promulgated by the Securities and Exchange Commission and do not reflect our estimate of future stock price growth. Actual gains, if any, on stock option exercises and common stock holdings are dependent on the timing of such exercise and the future performance of our common stock. The rates of appreciation assumed in this table are illustrative only and may not be achieved. The amounts reflected may not be received by the individuals.

(3)
Options granted under our 2000 Stock Plan at an exercise price equal to 110% of the fair market value of our common stock on the date of grant. The options have a term of five years from the date of grant and become exercisable as to 25% of the shares on each of the first four anniversaries of the date of grant until such options are fully exercisable.

(4)
Options granted under our 2000 Stock Plan at an exercise price equal to the fair market value of our common stock on the date of grant. The options have a term of ten years from the date of grant and become exercisable as to 25% of the shares on each of the first four anniversaries of the date of grant until such options are fully exercisable.

Option Exercises and Fiscal Year-End Values

        The following table sets forth information with respect to options to purchase our common stock held by each Named Executive Officer, including (i) the number of shares of common stock purchased upon exercise of such options in fiscal year 2003, (ii) the net value realized upon such exercise, (iii) the number of unexercised options outstanding at September 30, 2003 and (iv) the value of such unexercised options at September 30, 2003:

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
SEPTEMBER 30, 2003 OPTION/SAR VALUES

			Number of Securities Underlying Unexercised Options/SARs September 30, 2003 (#)
					Value of Unexercised In-The-Money Options/SARs at September 30, 2003 ($)(2)
Name	Shares Acquired on Exercise(#)	Value Realized ($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Jerome Goldstein	—	—	31,172	35,000	152,812	145,212
Mark C. Roessel	—	—	26,250	19,500	98,140	83,163
Paula M. Jacobs, Ph.D.	—	—	25,875	17,875	96,153	76,835
Jerome M. Lewis, Ph.D.	—	—	24,875	17,875	96,153	76,835

(1)
No stock options or stock appreciation rights were exercised by the Named Executive Officers in the fiscal year ended September 30, 2003.

(2)
Value is based on the difference between the option exercise price and the fair market value at September 30, 2003 ($9.15 per share as quoted on the American Stock Exchange) multiplied by the number of shares underlying the option.

REPORT ON EXECUTIVE COMPENSATION BY THE BOARD OF DIRECTORS

WHAT IS OUR EXECUTIVE COMPENSATION PHILOSOPHY?

        The Board of Directors is responsible for establishing and administering the Company's executive compensation programs. The Company's executive compensation policies rely on regular cash salaries and significant equity incentives in the form of stock options.

        Salaries of the highest paid executives who served the Company during the fiscal year ended September 30, 2003 are listed on the Executive Compensation Summary table found on page 13. On an annual basis, the Board of Directors reviews the salaries of the Company's executive officers and, while it is not required to, the Board may in its discretion increase their salaries. The Board has typically adjusted the compensation of each of the executives by the same percentage amount. The amount of the annual increases has historically reflected the Board's subjective assessment of the salary level necessary for the Company to remain at the approximate median in compensation levels when compared to other biopharmaceutical companies of comparable size and geographical location (which together comprise a subset of the Company's Peer Group Index referred to in the Stock Performance Graph below), and the Board's subjective judgment as to Company performance. In fiscal year 2003, the Board determined the Company's performance primarily by reference to the progress of the Company's product development and manufacturing efforts, including the progression of Phase II clinical trials for one of the Company's product candidates in two indications and the commercial scale-up of the Company's manufacturing capacity with respect to this product. The Board determined to grant the Named Executive Officers the compensation disclosed in the Executive Compensation Summary table found on page 13.

        In order to align the interests of executives and other employees with stockholders and motivate them to work for the long-term growth of the Company, the Company provides significant stock option grants to its employees. Executives are typically considered once a year for stock option grants, and it is the Company's policy to weight total compensation heavily toward equity compensation through stock options. Options are generally granted at fair market value and become exercisable ratably over a four-year period. The actual number of stock options granted to executives is not determined pursuant to any formula, but rather they are awarded subjectively by the Board in its discretion. The Board determined to grant the Named Executive Officers the number of options disclosed in the Option/SAR Grants in Last Fiscal Year table found on page 14.

HOW WAS THE COMPANY'S CHIEF EXECUTIVE OFFICER COMPENSATED IN FISCAL YEAR 2003?

        The compensation of the Chief Executive Officer has typically been adjusted annually by the same percentage as the average percentage increase for all of the Company's employees. In exercising its discretion, the Board takes into consideration, among other things, the Company's progress in achieving the goals of the Board of Directors (focusing in recent periods on the Company's product development, clinical trial progress and marketing strategies), and the compensation packages of executive officers of comparable companies of similar size in the biopharmaceutical industry.

        As a result of the Company's performance and his individual contribution, Jerome Goldstein was awarded the amounts reflected in the Executive Compensation Summary table on page 13 in fiscal year 2003.

        Respectfully Submitted by the Board of Directors of Advanced Magnetics, Inc.*

Sheldon L. Bloch	Edward B. Roberts
Jerome Goldstein	George M. Whitesides
Michael D. Loberg

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        We do not have a compensation committee. The Board of Directors was responsible for determining compensation of our executive officers. During the fiscal year ended September 30, 2003, Jerome Goldstein, our Chairman of the Board of Directors, Chief Executive Officer, President and Treasurer, participated in the establishment and administration of our executive compensation programs. Mr. Goldstein abstained from voting with respect to decisions concerning his compensation as an executive officer of the Company.

*
Members of the Board of Directors during fiscal year 2003.

AUDIT COMMITTEE REPORT

        The Audit Committee is composed of Sheldon L. Bloch, Michael D. Loberg and Edward B. Roberts. No member of the Audit Committee is an officer or employee of the Company, and aside from being a director and stockholder of the Company, each is otherwise independent of the Company (as independence is defined in the American Stock Exchange's listing standards and the rules of the Securities and Exchange Commission). In addition, each member of the Audit Committee is a financial expert as defined by the Securities and Exchange Commission and at least one member has accounting or financial employment experience or other comparable experience or background, as required by the American Stock Exchange. The Audit Committee operates under a written charter adopted by the Board of Directors. The complete text of the Amended and Restated Audit Committee Charter is attached hereto as Appendix A.

        The Audit Committee has reviewed the Company's audited financial statements at September 30, 2003, and September 30, 2002 and for each of the three years ended September 30, 2003, and has discussed them with both management and PricewaterhouseCoopers LLP, the Company's independent auditors. The Audit Committee has reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of the Company's audited financial statements with generally accepted accounting principles, their judgments as to matters related to the conduct of the audit of the Company's financial statements and such other matters as are required to be discussed with the Audit Committee by Statement on Auditing Standards No. 61, "Communications with Audit Committees," as currently in effect. The Audit Committee has met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," as currently in effect, and has discussed with PricewaterhouseCoopers LLP that firm's independence from management and the Company and considered the compatibility of the auditors' provision of information technology services and other non-audit services with maintaining the auditors' independence.

        In reliance on the reviews and discussions referred to above, the Audit Committee concluded that it would be reasonable to recommend, and on that basis did recommend, to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2003 for filing with the Securities and Exchange Commission.

        Respectfully Submitted by the Audit Committee of the Board of Directors of Advanced Magnetics, Inc.

                    Sheldon L. Bloch
                    Michael D. Loberg
                    Edward B. Roberts

STOCK PERFORMANCE GRAPH

        The following graph compares the yearly percentage change in the cumulative total stockholder return on our common stock during the five fiscal years ended September 30, 2003 with the cumulative total return on the American Stock Exchange Market Value Index and our Peer Group based on SIC Code 2834 (pharmaceutical preparations). The comparisons assume $100 was invested on September 30, 1998 in our common stock, in the American Stock Exchange Market Value Index and with our Peer Group, and assumes reinvestment of dividends, if any.

COMPARISON OF CUMULATIVE TOTAL RETURN OF ONE OR MORE
COMPANIES, PEER GROUPS, INDUSTRY INDEXES AND/OR BROAD MARKETS

        The stock price performance shown on the graph is not necessarily indicative of future price performance. Information used in the graph was obtained from Media General Financial Services, a source we believe is reliable. However, we are not responsible for any errors or omissions in such information.

        The information contained in the Audit Committee Report, the Report on Executive Compensation of the Board of Directors and the Stock Performance Graph above shall not be deemed to be "soliciting material" or "filed" with the Securities and Exchange Commission, or deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or any filing under the Securities

Exchange Act of 1934, as amended, except to the extent that we specifically request that the information be treated as soliciting material or specifically incorporate this information by reference into any such filing, and will not otherwise be deemed incorporated by reference into any other filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference.

Equity Compensation Plan Information

        We maintain five equity compensation plans, all of which were approved by our stockholders, under which our equity securities are authorized for issuance to our employees and/or directors: the 2003 Employee Stock Purchase Plan, the 2000 Stock Plan, the 1993 Stock Plan, as amended, the 1992 Non-Employee Director Stock Option Plan and the 1993 Non-Employee Director Stock Option Plan. The following table presents information about these plans as of September 30, 2003.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	868,847	$6.06	726,000	(1)(2)
Equity compensation plans not approved by security holders	None	None	None
Total	868,847	$6.06	726,000

(1)
Available for grant under the 2000 Stock Plan.

(2)
Excluding number of securities listed in the first column to be issued upon exercise of outstanding options, warrants and rights.

No further grants may be made under the 1993 Stock Plan, the 1992 Non-Employee Director Stock Option Plan or the 1993 Non-Employee Director Stock Option Plan.

INDEPENDENT PUBLIC ACCOUNTANTS

        The Audit Committee of the Board of Directors has selected the firm of PricewaterhouseCoopers LLP as our independent auditors for the 2004 fiscal year. PricewaterhouseCoopers LLP has served as our independent auditors since our inception in November 1981. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

        The fees billed during the 2002 and 2003 fiscal years by PricewaterhouseCoopers LLP for services provided to us were as follows:

	2002	2003
Audit Fees(1):	$77,000	$108,500
Audit-Related Fees:	0	0
Tax Fees(2):	18,725	15,750
All Other Fees:	0	0

Total	$95,725	$124,250

(1)
Audit fees consisted of audit work performed in the preparation of financial statements, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits, comfort letters, consents and assistance with and review of documents filed with the Securities and Exchange Commission.

(2)
Tax fees consisted of fees related to tax compliance, tax planning and tax advice. This includes preparation of tax returns for the Company, refund claims, payment planning and tax audit assistance.

        All services to be rendered by PricewaterhouseCoopers LLP in fiscal year 2004 are permissible under applicable laws and regulations, and were or have been pre-approved by the Audit Committee. The Audit Committee has approved the performance by PricewaterhouseCoopers LLP of the following non-audit services for fiscal year 2004: accounting and reporting research and consultations and certain tax-related services. In addition, each member of the Audit Committee has the authority to approve any additional audit services and permissible non-audit services provided that such member informs the Audit Committee of such approval at its next regularly scheduled meeting. Pursuant to recently adopted, but not currently effective rules of the Securities and Exchange Commission, the fees paid to PricewaterhouseCoopers LLP for services during fiscal years 2003 and 2002 are disclosed in the table above under the categories listed above.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor

        Consistent with policies of the Securities and Exchange Commission regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. The Audit Committee has approved the engagement of PriceWaterhouse Coopers LLP on the specific terms set forth in an engagement letter and has approved the provision of certain other specific services, but has not implemented a pre-approval policy. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval by one or more of its members before engaging the independent auditor.

* * * * * * * * *

                      By Order of the Board of Directors

                      MARLENE KAPLAN GOLDSTEIN,

                      Secretary

        THE BOARD OF DIRECTORS WELCOMES STOCKHOLDERS WHO WISH TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. A PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

APPENDIX A

ADVANCED MAGNETICS, INC.

Amended and Restated
Audit Committee Charter
Adopted by the Board of Directors on May 2, 2000
Amended and Restated August 12, 2003

A. Purpose and Scope

        The primary function of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Advanced Magnetics, Inc. is to exercise the responsibilities and duties set forth below, including but not limited to: (a) appointing, compensating and retaining the Corporation's independent accounting firm, (b) overseeing the work performed by any independent accounting firm, (c) assisting the Board in fulfilling its responsibilities by reviewing: (i) the financial reports provided by the Corporation to the Securities and Exchange Commission ("SEC"), the Corporation's stockholders or to the general public, and (ii) the Corporation's internal financial and accounting controls, and (d) recommending, establishing and monitoring procedures designed to improve the quality and reliability of the disclosure of the Corporation's financial condition and results of operations.

B. Composition

        The Committee shall be comprised of at least three directors as appointed by the Board, each of whom satisfies the independence standards and audit committee composition requirements promulgated by the SEC, the American Stock Exchange or any other exchange or national quotation system upon which securities of the Corporation may in the future be listed (the "Exchange"), as in effect from time to time, and each shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of their independent judgment as a member of the Committee.

        If a member of the Committee ceases to meet the independence requirements as mandated by the SEC (and the corresponding provisions of the Exchange) for reasons outside the member's reasonable control, that person may, with notice to the Exchange, remain a Committee member until the earlier of the next annual stockholder meeting or one year from the occurrence of the event that caused the member to be no longer independent. The Corporation shall disclose its reliance on this exemption and its assessment of whether, and if so, how, such reliance would materially adversely affect the ability of the Committee to act independently in its next annual meeting proxy statement, and either disclose such information in its next Annual Report on Form 10-K or incorporate such information by reference to such proxy statement.

        All members of the Committee shall be able to read and understand fundamental financial statements, including a balance sheet, cash flow statement and income statement. At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual's financial sophistication, including but not limited to being or having been a chief executive officer, chief financial officer, other senior officer with financial oversight responsibilities, or an active participant on one or more public company audit committees.

        To the extent permitted by the SEC and the Exchange, the Board may appoint one member to the Committee who does not meet the independence requirements of the Exchange, but who satisfies the requirements of the SEC, and who is not a current officer or employee of the Corporation or an immediate family member of such person, if the Board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required by the best interests of the

Corporation and its stockholders. The Board shall disclose in the next annual meeting proxy statement, or in its next Annual Report on Form 10-K or equivalent if the Corporation does not file an annual proxy statement, subsequent to such determination, the nature of the relationship and the reasons for the determination. A director appointed to the Committee pursuant to this exception may not serve on the Committee in excess of two consecutive years and may not chair the Committee.

        The members of the Committee shall be elected by the Board at the meeting of the Board following each annual meeting of stockholders and shall serve until their successors shall be duly elected and qualified or until their earlier resignation or removal. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

C. Responsibilities and Duties

        The Committee is vested with all responsibilities and authority required by Rule 10A-3 under the Securities Exchange Act of 1934 and the other duties and responsibilities enumerated herein. To fulfill its responsibilities and duties, the Committee shall:

Document Review

1.
Review and assess the adequacy of this Charter periodically as conditions dictate, but at least annually (and update this Charter if and when appropriate).

2.
Review with representatives of management and representatives of the Corporation's independent accounting firm the Corporation's audited annual financial statements prior to their filing as part of the Annual Report on Form 10-K. After such review and discussion, the Committee shall recommend to the Board whether such audited financial statements should be included in the Corporation's Annual Report on Form 10-K.

3.
Review with financial management and representatives of the Corporation's independent accounting firm the Corporation's quarterly financial statements and the Corporation's Quarterly Reports on Form 10-Q prior to filing.

4.
Take steps designed to insure that the independent accounting firm reviews the Corporation's interim financial statements prior to their inclusion in the Corporation's Quarterly Reports on Form 10-Q.

5.
Review and discuss with management (i) all evaluations or reports, if any, regarding internal control over financial reporting (or summaries thereof); and (ii) other material reports on financial information (excluding tax returns and reports) submitted by the Corporation to any government body, or the public, including management certifications as required by SEC rule or statute, press releases regarding financial information and relevant reports rendered by the independent accounting firm (or summaries thereof).

Independent Accounting Firm

6.
Be directly responsible for the appointment, compensation, retention and oversight of the work of any independent accounting firm engaged (including resolution of disagreements between management and the independent accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation, and each such independent accounting firm must report directly to the Committee.

  The authority of the Committee shall include ultimate authority to hire and terminate the independent accounting firm and to set and pay all audit engagement fees and terms.

7.
Approve in advance any and all audit and non-audit services to be performed by the independent accounting firm or approve such services pursuant to detailed pre-approval policies and procedures established by the Committee (provided the Committee is informed on a timely basis of each service so approved). The Committee may delegate its pre-approval authority to one or more independent Committee members. However, decisions by such member(s) must be presented to the full Committee.

8.
Determine funding appropriate for compensation of any independent accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation and notify the Corporation of anticipated funding needs of the Committee. The Corporation shall provide such appropriate funding, as determined by the Committee.

9.
On an annual basis, receive from the independent accounting firm a formal written statement delineating all relationships between the independent accounting firm and the Corporation consistent with Independence Standards Board Standard 1. The Committee shall actively engage in a dialogue with the independent accounting firm as to any disclosed relationships or services that may impact the objectivity and independence of the independent accounting firm. The Committee shall take appropriate action to oversee the independence of the independent accounting firm.

10.
On an annual basis, discuss with representatives of the independent accounting firm the matters required to be discussed by Statement on Auditing Standards 61, as it may be modified or supplemented.

11.
Meet with the independent accounting firm prior to the audit to review the planning and staffing of the audit.

12.
Review and discuss with the independent accounting firm (outside of the presence of management) any problems or difficulties that the independent accounting firm may have encountered with management or others.

13.
Evaluate the performance of the independent accounting firm and consider the discharge or determination not to retain the independent accounting firm when circumstances warrant.

Financial Reporting Processes

14.
In consultation with the independent accounting firm and management, review annually the adequacy and integrity of the Corporation's internal financial and accounting processes and internal control over financial reporting. In addition, in consultation with the independent accounting firm and management, the Committee shall monitor the review and evaluation by management of the Corporation's disclosure controls and procedures.

15.
Review disclosures made to the Committee by the Corporation's principal executive officer and principal financial officer in connection with their certifications of the Corporation's Annual Reports on Form 10-K or Quarterly Reports on Form 10-Q, prior to the filing thereof, such disclosures to include, based on each such officer's evaluation of the Corporation's internal control over financial reporting, (i) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Corporation's ability to record, process, summarize and report financial information, and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Corporation's internal control over financial reporting. The Committee shall direct the actions to be taken to the extent such disclosure indicates the finding of any significant deficiencies in internal control over financial reporting or fraud.

16.
Review and discuss with management, including the Corporation's internal auditors, and the independent accounting firm, and approve, if appropriate, major changes in and other questions regarding the Corporation's accounting and auditing principles and procedures.

17.
Review and discuss with the independent accounting firm (in connection with the audit and prior to the filing of the audit report) such firm's report covering (i) the Corporation's critical accounting policies and practices to be used; (ii) all material alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of these alternatives, and the treatment preferred by the independent accounting firm; and (iii) material written communications between the independent accounting firm and management. In addition, the Committee shall review and discuss with management the development, selection and disclosure of critical accounting policies and accounting estimates resulting from the application of these policies.

18.
Inquire at least annually of both the Corporation's internal auditors and the independent accounting firm as to whether either has any concerns relative to the quality or appropriateness of management's accounting policies as applied in its financial reporting.

Compliance

19.
Meet at least once in each fiscal quarter, or more frequently as circumstances dictate.

20.
To the extent deemed necessary by the Committee to carry out its duties, it shall have the authority to engage and compensate independent counsel and other advisers to review any matter under its responsibility.

21.
Establish procedures for: (i) the receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

22.
Investigate any allegations that any officer or director of the Corporation, or any other person acting under the direction of any such person, took any action, directly or indirectly, to fraudulently influence, coerce, manipulate, or mislead any independent public or certified accountant engaged in the performance of an audit of the financial statements of the Corporation and, if such allegations prove to be correct, take or recommend to the Board appropriate disciplinary action.

23.
Review and oversee all related party transactions (as defined by SEC regulations).

24.
Determine funding appropriate for compensation of any advisers employed by the Committee and for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties, and notify the Corporation of anticipated funding needs of the Committee. The Corporation shall provide such appropriate funding, as determined by the Committee.

Reporting

25.
Prepare, in accordance with the rules of the SEC as modified or supplemented from time to time, a written report of the Committee to be included in the Corporation's annual meeting proxy statement for each annual meeting of stockholders.

26.
To the extent required by the SEC or the Exchange, instruct the Corporation's management to disclose in its annual meeting proxy statement and Annual Report on Form 10-K (for which incorporation to such proxy statement is permitted) the nature of all non-audit services provided by the independent accounting firm, any pre-approval policies and procedures developed by the Committee and the percentage of fees pre-approved pursuant to such policies and procedures, and review the substance of any such disclosure.

27.
Instruct the Corporation's management to disclose in its Annual Report on Form 10-K, or to incorporate by reference to the Corporation's annual meeting proxy statement, (i) whether the Corporation has at least one "audit committee financial expert" (as defined by SEC regulations) serving on the Committee; (ii) if so, the name of such person and whether such person is "independent" (according to SEC requirements), and if such person is not independent, an explanation as to why not; and (iii) if the Corporation does not have an audit committee financial expert serving on its Committee, to disclose such fact and explain why not.

28.
Instruct the Corporation's management to disclose in its Annual Report on Form 10-K or the Corporation's annual meeting proxy statement the members of the Committee.

        While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

P R O X Y	ADVANCED MAGNETICS, INC. PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD FEBRUARY 3, 2004 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned, revoking all prior proxies, hereby appoint(s) Jerome Goldstein and Edward B. Roberts, and each of them, with full power of substitution, as proxies to represent and vote as designated herein, all shares of stock of Advanced Magnetics, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at the offices of the Company, 61 Mooney Street, Cambridge, Massachusetts 02138, on Tuesday, February 3, 2004 at 10:00 a.m., local time, and at any adjournment thereof.

        IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

        This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND AUTHORITY WILL BE DEEMED GRANTED UNDER ITEM 2.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE

Annual Meeting of Stockholders of
ADVANCED MAGNETICS, INC.

February 3, 2004

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach and mail in the envelope provided

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
1.	Election of Directors — To elect seven members to the Board of Directors to serve until the next Annual Meeting of Stockholders and until their successors have been elected and qualified.			2.	To transact such other business as may properly come before the Annual Meeting.
NOMINEES:
☐	FOR ALL NOMINEES	☐	SHELDON L. BLOCH
		☐	JEROME GOLDSTEIN
☐	WITHHOLD AUTHORITY	☐	MICHAEL D. LOBERG
	FOR ALL NOMINEES	☐	EDWARD B. ROBERTS
		☐	MARK SKALETSKY
☐	FOR ALL EXCEPT	☐	THEODORE I. STEINMAN
	(See instructions below)	☐	GEORGE M. WHITESIDES
*INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ☒

					Mark box at right if you plan to attend the Annual Meeting.	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.				☐
Signature:	Date:	Signature of Stockholder:	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, partnership or limited liability company, please sign its name by authorized person.

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
STOCK OWNERSHIP
PROPOSAL I: ELECTION OF DIRECTORS
INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS THE BOARD OF DIRECTORS
EXECUTIVE OFFICERS
SUMMARY COMPENSATION TABLE
OPTION/SAR GRANTS IN LAST FISCAL YEAR(1)
AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND SEPTEMBER 30, 2003 OPTION/SAR VALUES
REPORT ON EXECUTIVE COMPENSATION BY THE BOARD OF DIRECTORS
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
AUDIT COMMITTEE REPORT
STOCK PERFORMANCE GRAPH
INDEPENDENT PUBLIC ACCOUNTANTS
  APPENDIX A
ADVANCED MAGNETICS, INC. Amended and Restated Audit Committee Charter Adopted by the Board of Directors on May 2, 2000 Amended and Restated August 12, 2003